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                                                             EXHIBIT 10


                  NAVISTAR INTERNATIONAL TRANSPORTATION CORP.
                         AND CONSOLIDATED SUBSIDIARIES
                  -------------------------------------------

                               MATERIAL CONTRACTS


     The following documents of Navistar International Transportation Corp. and its principal subsidiary Navistar Financial Corporation are incorporated herein by reference.

     10.1 Pooling and Servicing Agreement dated as of December 1, 1990, between Navistar Financial Corporation as Servicer, Navistar Financial Securities Corporation as Purchaser, with respect to Dealer Note Trust 1990. Filed on Registration No. 33-36767.

     10.2 Form of Executive Severance Agreement which is executed with all executive officers dated September 14, 1992.
           Commission  File No. 1-5236.

     10.3  Security, Pledge and Trust Agreement between Navistar
           Financial Corporation and Bankers Trust Company, Trustee, dated as of April 26, 1993. Filed on Form 8-K dated
           April 30, 1993.  Commission File No. 1-4146-1.

     10.4 Amended and Restated Purchase Agreement among Truck Retail Instalment Paper Corp., as Seller, Navistar Financial Corporation, certain purchasers, Chemical Bank and Bank of America, Illinois formerly known as Continental Bank N.A. as Co-Agents, and J. P. Morgan Delaware as Administrative Agent, dated as of April 26, 1993. Filed on Form 8-K dated April 30, 1993. Commission File No. 1-4146-1.

     10.5 Indenture dated as of November 10, 1993 between Navistar Financial 1993-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1993-A Owner Trust. Filed on Registration No. 33-50291.

     10.6 Navistar 1994 Performance Incentive Plan. Filed as Appendix to Proxy Statement dated January 27, 1994. Commission File No. 1-9618.

     10.7 Indenture dated as of May 3, 1994 between Navistar Financial 1994-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-A Owner Trust. Filed on Registration No. 33-50291.

     10.8 Indenture dated as of August 3, 1994 between Navistar Financial 1994-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-B Owner Trust. Filed on Registration No. 33-50291.

     10.9  Amended and Restated Credit Agreement dated as of
           November 4, 1994 among Navistar Financial Corporation, certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.









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                                                 EXHIBIT 10 (CONTINUED)


                  NAVISTAR INTERNATIONAL TRANSPORTATION CORP.
                         AND CONSOLIDATED SUBSIDIARIES
                  -------------------------------------------

                               MATERIAL CONTRACTS


     10.10 Liquidity Agreement dated as of November 7, 1994 among NFC Asset Trust, as Borrower, Chemical Bank, Bank of America Illinois, The Bank of Nova Scotia, and Morgan Guaranty Trust Company of New York, as Co-Arrangers, and Chemical Bank, as Administrative Agent. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

     10.11 Indenture dated as of December 15, 1994 between Navistar Financial 1994-C Owner Trust and the Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-C Owner Trust. Filed on Registration No. 33-55865.

     10.12 Indenture dated as of May 25, 1995, between Navistar Financial 1995-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1995-A Owner Trust. Filed on Registration 33-55865.

     10.13 Indenture dated as of November 1, 1995, between Navistar Financial 1995-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1995-B Owner Trust. Filed on Registration 33-55825.

     10.14 Amendment No. 2 dated as of March 29, 1996, to the Amended and Restated Credit Agreement dated as of November 4, 1994, as amended by Amendment No. 1 dated as of December 15, 1995, among Navistar Financial, certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent filed on Form 8-K dated June 5, 1996. Commission File No. 1-4146-1.

     10.15 Indenture dated as of November 6, 1996, between Navistar Financial 1995-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1996-A Owner Trust. Filed on Registration No. 33-55865.

     10.16 Indenture dated as of November 6, 1996, between Navistar Financial 1995-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1996-B Owner Trust. Filed on Registration No. 33-55865.




















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